UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 25, 2025
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 8.01 of this Current Report on Form 8-K with respect to the issuance of the Notes is incorporated into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 8.01 of this Current Report on Form 8-K with respect to the issuance of the Warrants is incorporated into this Item 3.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, Tobi Lebowitz, Chief Legal Officer and Corporate Secretary of Jushi Holdings Inc. (the “Company”), resigned from the Company effective March 28, 2025. Mrs. Lebowitz’s resignation did not result from any disagreement with the Company.

Item 7.01. Regulation FD Disclosure.

On February 26, 2025, the Company issued a press release announcing the acquisition of the Warrants by Jim Cacioppo, Company’s Chief Executive Officer, Chairman and Founder. A copy of the Press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information disclosed pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.

Sale of Second Lien Notes and Warrants

On February 25, 2025, the Company issued US$3,719,000 principal amount of 12% Second Lien Notes due December 7, 2026 (the “Notes”) and C$2,000,000 principal amount of Notes. The issuances of the Notes were also accompanied by detached warrants (the “Warrants”) to purchase the Company’s subordinate voting shares, no par value per share, in a private placement (the “Offering”). The Company received US$3,347,100 and C$1,800,000 of net proceeds from the sale of the Notes and Warrants.

The Notes were issued in accordance with the Company’s existing Trust Indenture, dated as of December 7, 2022, as amended (the “Indenture”), by and between the Company and Odyssey Trust Company, as agent. The Notes were issued with a ten percent (10%) original issue discount.

The Warrants entitle the subscribers to purchase up to an aggregate of 8,544,666 of the Company’s subordinate voting shares. Each Warrant is exercisable for one subordinate voting share of the Company. The Warrants are exercisable for five (5) years from the issuance date at an exercise price per subordinate voting share equal to a fifty percent (50%) premium to the volume weighted average price of a subordinate voting share on the Company’s principal trading market over the trailing twenty (20) trading day period ending on the second (2nd) business day following the Company’s public filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, provided that in no event shall the exercise price be lower than US$0.45 or higher than US$0.50. The Warrants are subject to adjustment under certain circumstances as further described in the Warrants.

An entity affiliated with James Cacioppo, the Company’s Chief Executive Officer, Chairman and Founder, was issued US$3,719,000 principal amount of United States dollar denominated Notes, for a purchase price of US$3,347,100 and received up to 6,198,333 Warrants. Denis Arsenault, a Founder and significant equity holder of the Company, was issued

C$2,000,000 principal amount of Canadian dollar denominated Notes, for a purchase price of C$1,800,000 and received up to 2,346,333 Warrants1.

The Notes and Warrants have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state, and were offered and sold only to accredited investors in a private placement transaction in reliance upon the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and/or Regulation S, as applicable, and pursuant to exemption from the provisions of any applicable state securities laws. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and the Notes and Warrants contain a legend stating the same.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including but not limited to working capital, capital expenditures and potential acquisitions.

A special committee of the Company’s board of directors, consisting of all independent directors, reviewed and approved the transactions described above.

The above description of the Notes and Warrants is a summary and is not complete. A copy of the form of Warrant was filed as exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2025 and a copy of the Indenture has been previously filed as exhibit 10.3 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2024, and the above summary is qualified by reference to the terms of the Warrants and Notes set forth in such exhibits.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jushi Holdings Inc., dated February 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1 The number of Warrants received by Mr. Arsenault was calculated by first converting the principal amount of his C$2,000,000 Second Lien Notes to United States dollars at the exchange rate published by the Bank of Canada on February 21, 2025, which was C$1.00 = US$0.7039.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: March 3, 2025	By:	/s/ Jon Barack
Jon Barack
President and Chief Revenue Officer